STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

Strategic Partners Total Return Bond Fund

Strategic Partners Small Capitalization Value Fund

Strategic Partners Large Capitalization Value Fund

Supplement dated March 30, 2006 to

Prospectus and Statement of Additional Information (SAI)

dated September 29, 2005

Effective as of March 30, 2006, except as otherwise noted below, each Fund listed above has changed certain of its investment policies. Each of the investment policy changes is discussed below:

Strategic Partners Total Return Bond Fund

Structured Notes

The discussion pertaining to the types of debt securities that the Fund may invest in, appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Policies – Debt Portfolio” is hereby amended to include structured notes as a permissible type of debt security.

The section of the SAI entitled “Description of the Funds, Their Investments and Risks – Corporate and Other Debt Obligations” is hereby supplemented by adding the following discussion pertaining to structured notes:

The Total Return Bond Fund may invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

Foreign Currency Hedging

The section of the Prospectus entitled “How the Funds Invest – Other Investments and Strategies – Derivative Strategies” is hereby amended by including the following new discussion:

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The Total Return Bond Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

Foreign Currency Forward Contracts

The discussion pertaining to foreign currency forward contracts, appearing in the section of the Prospectus entitled “How the Funds Invest – Other Investments and Strategies – Futures Contracts and Related Options and Foreign Currency Forward Contracts” is hereby replaced in its entirety with the following:

The Total Return Bond Fund may enter into foreign currency forward contracts and options, in several circumstances, with one of the purposes being to protect the value of its assets against future changes in the level of currency exchange rates. Each Fund’s dealings in foreign currency forward contracts and options can be used for, but may not be limited to, hedging involving either specific transactions or portfolio positions. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Collateralized Loan Obligations and Collateralized Debt Obligations

The discussion pertaining to the investment policies of the Total Return Bond Fund, appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Policies – Debt Portfolio” is hereby amended by adding collateralized loan obligations and collateralized debt obligations as permissible types of debt securities.

To reflect this change, the following language is hereby added to the same section of the Prospectus:

The Fund may invest in collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs). CLOs and CDOs are debt securities backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. CDOs and CLOs provide a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investments in CDOs and CLOs will be limited to 5 % of the total assets of the Fund.

To reflect this change, the section of the SAI entitled “Description of the Funds, Their Investments and Risks” is hereby amended by adding the following language:

Collateralized Loan Obligations (CLOs) and Collateralized Debt Obligations (CDOs)

The Total Return Bond Fund may invest in collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) (collectively referred to as CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.

The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund that invests in a CDO cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund. In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as

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volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Foreign Securities

The discussion appearing in the section of the Prospectus entitled “Risk / Return Summary” is hereby amended by increasing the amount of Fund assets which may be invested in foreign-currency denominated debt obligations. As amended, the Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations.

To reflect this change, the table appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Risks” is hereby amended to increase the maximum permitted amount of Fund assets which may be invested in foreign securities. As amended, the Fund may invest up to 30% of its total assets in non-U.S. dollar foreign debt obligations.

Money Market Instruments

The table appearing in the section of the Prospectus entitled “How the Funds Invest – Investment Risks – Money market instruments” is hereby amended to increase the maximum permitted amount of Fund assets which may be invested in money market securities on a normal basis. As amended, each Fund may invest a varying percentage of Fund assets in money market instruments on a normal basis, and may invest up to 100% of Fund assets in money market securities on a temporary basis.

Municipal Securities

The Fund has adopted a policy that provides that, under normal market conditions, the Fund intends to invest no more than 10% of net assets in municipal securities.

To reflect this new policy, the following language is added to the section of the SAI entitled “Description of the Funds, Their Investments and Risks – Other Investment Strategies – Corporate and Other Debt Obligations:”

Municipal Securities. The Total Return Bond Fund may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.  The Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. A

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Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date.  Such a right to resell is commonly referred to as a "put" or "tender option."

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

The Fund will not invest more than 10% of its net assets in municipal securities.

Options Transactions

The discussion pertaining to options transactions, appearing in the section of the SAI entitled “Description of the Funds, Their Investments and Risks – Risk Management and Return Enhancement Strategies – Options on Securities” is hereby amended by removing the limitation which provides that a Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund’s net

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assets. In addition, the limitation which provides that a Fund’s use of straddles will be limited to 5% of each Fund’s net assets is hereby removed.

Investment Limits

The section of the Prospectus entitled “How the Funds Invest – Investment Risks” is hereby amended by replacing the existing language with the language set forth below:

As noted previously, all investments involve risk, and investing in the Funds is no exception. Since a Fund’s holdings can vary significantly from broad market indexes, performance of that Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds’ principal strategies and certain of the Funds’ non-principal strategies. Unless otherwise noted, a Fund’s ability to engage in a particular type of investment is expressed as a percentage of investable assets. With respect to Total Return Bond Fund, The Fund’s ability to engage in a particular type of investment is expressed as a percentage of total assets, except with respect to investments in debt obligations, which is expressed as percentage of investable assets.

Strategic Partners Small Capitalization Value Fund

In the Prospectus, in the sub-section on page 9 entitled “Strategic Partners Small Capitalization Value Fund (the Small Cap Value Fund)”, effective May 30, 2006, the fourth sentence is removed and replaced with the following:

We normally invest at least 80% of the Fund’s investable assets in common stocks of small companies. Small companies may be defined as those companies with market capitalizations comparable to those found in the Russell 2000 Value Index. As of December 31, 2005, the Russell 2000 Value Index market capitalization range was from approximately $31.4 million to $3.6 billion. Market capitalization is measured at the time of purchase.

Strategic Partners Small Capitalization Value Fund

Strategic Partners Large Capitalization Value Fund

Derivatives

The table of investment risks and rewards, appearing in the section of the Prospectus entitled “How the Funds Invest” is hereby amended by adding Large Cap Value Fund and Small Cap Value Fund as Funds which may invest in derivatives at varying percentages of Fund assets. In addition, Large Cap Value Fund and Small Cap Value Fund are hereby added to the disclosure in the section of the Prospectus entitled “How the Funds Invest-Derivative Strategies.”

Future Contracts

In the Prospectus, in the sub-section on page 26 entitled “Futures Contracts and Related Options and Foreign Currency Forward Contracts”, the first sentence is removed and replaced with the following:

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The Total Return Bond Fund, Large Cap Value Fund and Small Cap Value Fund may purchase and sell financial futures contracts and related options with respect to, among other things, interest rates, debt securities, aggregates of debt securities, currencies, financial indexes or U.S. Government securities.

In the Statement of Additional Information, in the sub-section on page B-21 entitled “Futures Contracts”, the first sentence is removed and replaced with the following:

The Total Return Bond Fund, Large Cap Value Fund, Small Cap Value Fund and the Conservative Growth Fund may enter into futures contracts and related options that are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance returns, in each case in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The funds, and thus their investors, may lose money through any unsuccessful use of these strategies.

In the Statement of Additional Information, in the sub-section on page B-22 entitled “Options on Futures Contracts”, the first sentence is removed and replaced with the following:

The Total Return Bond Fund, Large Cap Value Fund, Small Cap Value Fund and the Conservative Growth Fund may purchase call and put options on futures contracts that are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

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